                                                                    EXHIBIT 99.4


                       -----------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                       -----------------------------------

----------------------------------------------------------     ----------------------------------------------------------------
In re:                                                         DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company                                                                                     Page 1 of 3
                                                                           Statement Number:          9
----------------------------------------------------------                                     ----------------
Chapter 11                                                              For the Period FROM:      7/1/2002
                                                                                               ----------------
Case No. LA 01-44828-SB (Administratively Consolidated with                              TO:      7/31/2002
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                                        ----------------
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
----------------------------------------------------------     ----------------------------------------------------------------


                                                               ----------------------------------------------------------------
CASH ACTIVITY ANALYSIS (Cash Basis Only)                         Collateral    Concentration
                                                                   Account        Account
                                                               ----------------------------------------------------------------
Balance before Statement #1                                      $  268,333.21 $   65,956.21
                                                               ----------------------------------------------------------------
A.  Total Receipts per all Prior Interim Statements               1,845,191.74  1,673,795.64
                                                               ----------------------------------------------------------------
B.  Less:  Total Disbursements per all Prior Statements           1,743,912.51  1,698,198.86
                                                               ----------------------------------------------------------------
C.  Beginning Balance                                            $  369,612.44 $   41,552.99
                                                               ----------------------------------------------------------------
D.  Receipts during Current Period

      Description
      -----------
  7/8/2002            B Sky B                                        13,734.41
  7/11/2002           account transfer                                             35,000.00
  7/24/2002           B Sky B                                           199.02
  7/24/2002           Avid/Rebates                                                  5,535.08
  7/24/2002           COBRA receipts                                                3,605.70
  7/25/2002           account transfer                                             25,000.00
  7/29/2002           High Fliers                                     3,820.93
  7/31/2002           interest                                          321.94



      TOTAL RECEIPTS THIS PERIOD                                     18,076.30     69,140.78                 -               -
                                                               ----------------------------------------------------------------
E.  Balance Available (C plus D)                                 $  387,688.74 $  110,693.77               $ -             $ -
                                                               ----------------------------------------------------------------

--------------------------------------------------------------------------------
DEBTOR IN POSSESSION INTERIM STATEMENT NO: 9                         Page 2 of 3
--------------------------------------------------------------------------------

F.  Less:  Disbursements during Current Period:

  Date      Check No.       Payee/Purpose
  ----      ---------       -------------

7/1/2002      37361   Hodes Parking                                               $   360.00
7/1/2002      37362   Property Management Associates, I                             2,000.00
7/2/2002      37363   Federal Express                                                  50.72
7/2/2002      37364   Suzanne Nardacci                                              1,487.50
7/5/2002              ADP, Inc                                                        223.01
7/10/2002     wire    Payroll Taxes                                                 6,073.61
7/11/2002     7890    Payroll                                                         730.75
7/11/2002     7891    Payroll                                                       7,779.99
7/11/2002     7892    Payroll                                                       1,249.88
7/11/2002     7893    Payroll                                                       2,490.14
7/11/2002     7894    Payroll                                                         132.60
7/11/2002             account transfer                               35,000.00
7/12/2002     37365   AT&T                                                            997.80
7/12/2002     37366   Bonded Services, Inc                                          6,232.40
7/12/2002     37367   Marathon Services, Inc                                          287.18
7/12/2002     37368   Suzanne Nardacci                                              1,450.00
7/12/2002     37369   Qwest Communications                                             46.22
7/12/2002     37370   Recall                                                          674.59
7/12/2002     37371   STEVEN ROSEN                                                  4,564.96
7/12/2002     37372   Verizon California                                              831.48
7/12/2002     37373   Zerolag Communications, Inc                                     100.00
7/12/2002     37374   KEVIN MARINO                                                     90.91
7/12/2002             ADP, Inc                                                         20.00
7/19/2002             ADP, Inc                                                        119.40
7/24/2002     37375   Blue Cross                                                    8,200.00
7/24/2002     37376   Cash                                                            250.00
7/24/2002     37377   Federal Express                                                  53.66
7/24/2002     37378   KEVIN MARINO                                                     44.64
7/24/2002     37379   Marathon Services, Inc                                            5.30
7/24/2002     37380   Suzanne Nardacci                                              2,475.00
7/24/2002     37381   Pacific Bell                                                    383.71
7/24/2002     wire    Payroll Taxes                                                 2,960.33
7/25/2002             account transfer                               25,000.00
7/25/2002     7895    Payroll                                                         730.75
7/25/2002     7896    Payroll                                                       4,013.51
7/25/2002     7897    Payroll                                                       1,249.87
7/25/2002     7998    Payroll                                                       2,490.13
7/26/2002             ADP, Inc                                                          9.00
7/30/2002     37382   Artisan Entertainment, Inc.                                  12,000.00
7/30/2002     37383   Fortis Benefits Insurance Co.                                   667.73
7/30/2002     37384   Hodes Parking                                                   360.00
7/30/2002     37385   Alice P.Neuhauser                                                58.90
7/30/2002     37386   Property Management Associates, I                             2,000.00
7/30/2002     37389   Qwest Communications                                             41.62
7/31/2002     37391   Donniger & Fetter                                            18,890.77




      TOTAL DISBURSEMENTS THIS PERIOD:                               60,000.00     94,878.06                 -               -
                                                               ----------------------------------------------------------------
G.  Ending Balance (E less F)                                      $327,688.74    $15,815.71               $ -             $ -
                                                               ----------------------------------------------------------------

--------------------------------------------------------------------------------
DEBTOR IN POSSESSION INTERIM STATEMENT NO: 9                         Page 3 of 3
--------------------------------------------------------------------------------


H.  (1)  Collateral Account:
          a)  Depository Name and Location: Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                   323221556
    (2)  Concentration Account:
          a)  Depository Name and Location: Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                  1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account          1891215236     $    1,000.00
Bank of Scotland - Pinocchio                      3549485      1,261,127.05  Pounds Sterling Time Deposit (KL's interest is 70%)
Bank of Scotland - Basil                          3626816        195,324.40  Pounds Sterling Time Deposit (KL's interest is 80%)
Allied Pinocchio                                 10747301          4,423.11  Pounds Sterling
KLI-UK                                           10008956          2,406.06  Pound Sterling
Freeway\Kushner-Locke                          323-509487     $      255.95
Edge Entertainment                             1891152710     $      444.92

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    KL MDP Sensation                        60-066-930        $   17,422.76
    KL\7 Venture                            1890-69-6360           9,267.82
    Denial Venture                          1890-69-6501          41,721.03
    Cracker LLC                             1891-04-1665           1,000.00
    Swing                                   323-518095             6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.


                                       /s/ ALICE P. NEUHAUSER
                                       -----------------------------------------
                                       Debtor in Possession